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                                                                  EXHIBIT 10.6

04/10/96



                           FOUNDERS STOCK OPTION PLAN

                             DUPONT PHOTOMASKS, INC.


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                           FOUNDERS STOCK OPTION PLAN



I.  PURPOSE

          The purpose of this Founders Stock Option Plan (the "Plan") is to offer employees a favorable opportunity to share in the success of DuPont Photomasks, Inc. (the "Company") through stock options, thereby giving them a stake in the growth and prosperity of the Company and benefiting the Company.


II.  FORM OF AWARDS

     1.   Awards under this Plan may be granted in the form of stock options.

     2. Stock options to purchase shares of the Company's common stock granted under this Plan will be stock options that are not incentive stock options qualified under the Internal Revenue Code ("nonqualified stock options").


III.  LIMITATIONS ON AWARDS

     1. The aggregate number of shares of the Company's stock which may be made subject to stock options granted under this Plan shall not exceed 400,000. The limitations set forth above shall be subject to adjustment as provided in Article XII hereof.


IV.  ADMINISTRATION

     1. Except as otherwise specifically provided, the Plan shall be administered by the Compensation Committee of the Company's Board of Directors, and the members thereof shall be ineligible for awards while serving on said Committee.

     2. The Compensation Committee is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it deems appropriate for the proper administration of the Plan, and to make such determinations and take such steps in connection therewith as it deems necessary or advisable.


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     3.   The Compensation Committee shall, subject to the provisions of the
          Plan, determine the time when stock options will be granted, which employees of the Company, if any, shall be granted stock options, when they shall be exercisable, the number of shares to be covered by each stock option, and the terms and conditions of such stock options.

     4. The decision of the Compensation Committee with respect to any questions arising as to interpretation of this Plan, including the severability of any or all of the provisions thereof, shall be final, conclusive and binding.

     5. Nothing in this Plan shall be deemed to give any employee, or any employee's legal representatives or assigns, any right to participate in the Plan except to such extent, if any, as the Committee may have determined or approved pursuant to the provisions of this Plan.


V.  ELIGIBILITY FOR AWARDS

     1. Awards under this Plan may be granted to employees of or individuals performing services on a consulting basis for the Company or a plan company as determined by the Compensation Committee.

     2. The term "employee" may include an employee of a plan company but shall exclude any director who is not also an officer or a full-time employee of the Company or a plan company. The term "optionee" as used in this Plan means an employee to whom a stock option award has been granted under this Plan or, where appropriate, his or her successor in interest upon death.

     3. The term "plan company" shall mean a corporation or other business entity in which this Company shall directly or indirectly own fifty percent or more of the outstanding voting stock or other ownership interest.


VI.  GRANTING OF AWARDS

     1. Any award granted to an employee shall be made by the Compensation Committee which shall take final action on any such award.


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     2.   Awards may be granted at any time under this Plan and in the form provided in Article II hereof.

     3. The date on which an award shall be deemed to have been granted under this Plan shall be the date of the Compensation Committee authorization of the award or such later date as may be determined by the Compensation Committee at the time the award is authorized. Each optionee shall be advised in writing by the Company of an award and the terms and conditions thereof, which terms and conditions, as the Compensation Committee from time to time shall determine, shall not be inconsistent with the provisions of this Plan.


VII.  GRANT PRICE

          The price per share of the Company's common stock which may be purchased upon exercise of a stock option granted under this Plan shall be determined by the Compensation Committee, but shall in no event be less than the fair market value of such share on the date the stock option is granted, and in no event less than the par value thereof. For purposes of the grant price, fair market value shall be, at the time of the intial public offering of the stock, the initial offering price and thereafter shall be the average of the high and low prices of the Company's common stock as reported on the NASDAQ Composite Index on the date of grant of a stock option, or if no sales of such stock were reported on said Index on such date, the average of the high and low prices of such stock on the next preceding day on which sales were reported on said Index. Such price shall be subject to adjustment as provided in Article XII hereof.


VIII.  OPTION TERM

          The term of each stock option granted under this Plan shall be for such period as the Compensation Committee shall determine, but not for more than ten years from date of grant.


IX.  EXERCISE OF OPTIONS

     1. One quarter (25%) of the total number of shares of stock covered by an option shall become exercisable beginning with the first anniversary date of the grant of the option; thereafter an additional one quarter (25%) of the total number of shares covered by the option shall become exercisable on each subsequent


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          anniversary date of the grant of the option until on the fourth such anniversary date the total number of shares covered by the option
          shall become exercisable.   The Compensation Committee may fix from
          time to time a minimum number of shares which must be purchased at the time a stock option is exercised.

     2. An optionee electing to exercise a stock option shall at the time of exercise make arrangement to pay the Company in cash (U.S. dollars) the full purchase price of the shares he or she has elected to purchase. With respect to shares of the Company's common stock to be delivered upon exercise of a stock option, the Company's Board of Directors shall periodically determine whether, and to what extent, such stock shall be in the form of new common stock issued for such purposes, or common stock acquired by the Company.


X.  NONTRANSFERABILITY OF AWARDS

          During an optionee's lifetime no stock option granted under this Plan shall be transferable and stock options may be exercised only by the optionee, except as may otherwise be provided in rules established by the Compensation Committee to permit transfers or to authorize a third party to act on behalf of the optionee with respect to any stock options.


XI.  TERMINATION OF EMPLOYMENT

     1. The Compensation Committee shall, subject to the provisions of the Plan, determine the rules relating to rights under stock options upon a grantee's termination of employment.

     2.   A grantee shall forfeit all rights to and under unvested stock options

          (a) if the grantee is dismissed or leaves the service of the plan companies for any reason other than his or her death, retirement by separation from service from a plan company at age 62 or greater or termination by a plan company due to divestiture or lack of work, or


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          (b)  if the grantee retires as described in subparagraph 2.(a) above, and if thereafter the Compensation Committee, after a hearing at which the grantee shall be entitled to be present, shall find that he or she has willfully engaged in any activity which is harmful to the interest of any of such companies;

          provided, however, that such stock options may continue in effect to such extent and under such conditions as the Compensation Committee may determine; and provided, further, that the Compensation Committee may accelerate or waive any restrictions or conditions applicable to such stock options, in whole or in part, based on such factors and criteria as the Compensation Committee may determine.

     3. Upon the death of the grantee or his or her retirement or termination as described in subparagraph 2.(a) above, whichever shall first occur, all stock options granted more than six months prior to such death or one year prior to such retirement and not yet exercised shall thereupon become immediately exercisable for a period of one year therefrom and shall thereafter expire.


XII.  ADJUSTMENTS

     1. In the event of any stock dividend, split-up, reclassification or other analogous change in capitalization, the Compensation Committee shall make such adjustments, in the light of the change, as it deems to be equitable, both to the optionees and to the Company, in

          (a) the number of shares and prices per share applicable to outstanding stock options,

          (b) the aggregate limitation set forth in Article III with respect to the number of shares which may be made subject to options.


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          Furthermore, in the event of a distribution to common stockholders other than interim or year-end dividends declared as such by the Board of Directors, the Compensation Committee shall make such adjustments, in the light of the distribution, as it deems to be equitable, both to the optionees and to the Company, in respect of the items described in
          (a) above.

     2. Any fractional shares resulting from adjustments made pursuant to this Article shall be eliminated.


XIII.  AMENDMENTS

          The Company reserves the right to change this Plan in its discretion by action of the Compensation Committee or discontinue this Plan in its discretion by action of the Board of Directors.


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